Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8 (No.  33-98402,  No.  33-74830  and No.  333-13461)  of
Alliance Semiconductor Corporation of our report dated January 24, 1997 appearing in this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP

Hsinchu, Taiwan R.O.C.
June 23, 1997